UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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                                                   COMMISSION ONLY (AS PERMITTED
                                                   BY RULE 14a-6(e)(2))
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                                  eNetpc, Inc.
        ----------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

                                      N/A
        ----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                  eNetpc, Inc.
                               6825 Shady Oak Road
                          Eden Prairie, Minnesota 55344


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 AUGUST 6, 2002

TO OUR SHAREHOLDERS:


         The 2002 Annual Meeting of the shareholders of eNetpc, Inc., a Minnesota corporation (the "Company"), will be held at the Courtyard by Marriott, 11391 Viking Drive in Eden Prairie, Minnesota 55344 on August 6th, 2002 at 2:00 PM, Central Daylight Time, to consider and vote upon the following matters:

         1.       Election of four directors.

         2. Such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         We have fixed the close of business on June 29th, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

         Whether or not you expect to be present personally at the Annual Meeting, please complete, date, sign, and return the accompanying Proxy in the enclosed, self-addressed envelope at your earliest convenience. This will ensure your participation in the decisions to be made by the shareholders. We sincerely hope that all shareholders who can attend the Annual Meeting will do so.


                                  BY ORDER OF THE BOARD OF DIRECTORS


                                  Richard A. Pomije
                                  President, Chief Executive Officer & Secretary

May 21, 2002
                                  eNetpc, Inc.
                               6825 Shady Oak Road
                          Eden Prairie, Minnesota 55344

                                 PROXY STATEMENT

--------------------------------------------------------------------------------

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 6, 2002

--------------------------------------------------------------------------------

                     SOLICITATION AND REVOCATION OF PROXIES


         The accompanying Proxy is solicited by the Board of Directors of eNetpc, Inc. (the "Company") in connection with the 2002 Annual Meeting of the Shareholders of the Company, to be held on August 6th, 2002 at 2:00 p.m. Minneapolis time, at the Courtyard by Marriott 11391 Viking Drive, Eden Prairie, Minnesota 55344 and any adjournments thereof. This Proxy Statement is first being mailed to shareholders on or about July 12, 2002.

         You have the power to revoke your proxy at any time before the convening of the Annual Meeting. Revocations of proxy will be honored if received by us, at the Company, addressed to the attention of the Secretary, on or before August 5th, 2002. In addition, on the day of the meeting, prior to the convening thereof, revocations may be delivered to the tellers who will be seated at the door of the meeting room.

         Unless revoked, all properly executed Proxies will be voted as specified. Proxies that are signed but that lack any specification will, subject to the following, be voted FOR all nominees for director as listed herein and FOR each other proposal described in this Proxy Statement. If any other matters properly come before the Annual Meeting, or if any of the persons named to serve as directors should decline or be unable to serve, the person named in the Proxy will vote in accordance with his discretion.

         If you abstain from voting as to any matter, your shares shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker turns in a "non-vote" Proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote Proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

         We will pay all expenses in connection with the solicitation of proxies. Proxies are being solicited primarily by mail, but officers, directors, and other employees of the Company may also solicit proxies by telephone, telegraph, or personal calls. No extra compensation will be paid by us for such solicitation. We may reimburse brokers, banks, and other nominees holding shares for others for the cost of forwarding proxy materials to, and obtaining proxies from, their principals.

                                  VOTING RIGHTS

         Only shareholders of record at the close of business on June 29, 2002 are entitled to notice of and to vote at the meeting or any adjournment thereof. As of that date, we had issued and outstanding 4,691,496 shares of common stock. Each shareholder of record is entitled to one vote for each share registered in the shareholder's name as of the record date. The Articles of Incorporation of the company do not grant the shareholders the right to vote cumulatively for the election of directors. No shareholder will have appraisal rights or similar dissenter's rights as a result of any matters expected to be voted on at the meeting.

         The presence in person or by proxy of holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business.


                            OWNERSHIP OF COMMON STOCK

         The following table shows as of June 15th, 2002, the stock ownership of
(i) all persons known by us to be beneficial owners of more than five percent of our outstanding shares of Common Stock, (ii) each director, (iii) the Named Executive Officer (as defined below under the caption "Executive Compensation"),
(iv) each nominee for election as a director, and (v) all current directors and executive officers as a group:



Name and Address                     Number of Shares            Percent of
of Beneficial Owner(1)              Beneficially Owned       Outstanding Shares
----------------------              ------------------       ------------------

Richard A. Pomije                       3,095,720                   63.8%
C/o eNetpc, Inc.
6825 Shady Oak Road
Eden Prairie, MN 55344

James T. Greenfield(2)                    175,000                    3.6%

Ed Havlik(3)                               25,000                       *

Pierce A. McNally(4)                      100,000                     2.1%

David R. Pomije(5)                        308,825                     6.6%
3120 North Shore Drive
Orono, MN 55391

All directors and executive officers    3,395,720                    70.0%
as a group (4 persons)


* Less than 1%.

(1) The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and, accordingly, may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days.

(2) Includes 175,000 shares of Common Stock purchasable pursuant to the exercise of a currently exercisable option.

(3) Includes 25,000 shares of Common Stock purchasable pursuant to the exercise of a currently exercisable option.

(4) Includes 100,000 shares of Common Stock purchasable pursuant to the exercise of a currently exercisable option.

(5) David R. Pomije converted $926,475 in notes and interest to 308,825 shares of common stock in a previous offering.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         Our Board of Directors has nominated the individuals listed below for election as directors, each to serve until the next annual meeting of the shareholders and until his successor is elected and qualified or until his earlier resignation or removal.

         Unless instructed not to vote for the election of directors or not to vote for any specific nominee, we will vote your proxy to elect the listed nominees. If any of the nominees are not candidates for election at the meeting, which is not currently anticipated, we will vote for such other persons we may determine, in our discretion.

         The following information is provided with respect to the nominees for directors:

         Name                              Age               Director Since
         ----                             -----              --------------
         Richard A. Pomije                  46                    1996
         James T. Greenfield                58                    1997
         Ed Havlik                          47                    1998
         Pierce A. McNally                  53                    2001


         RICHARD A. POMIJE has been with the Company since 1982 and has served as President, CEO, Secretary, Treasurer, and a director since 2001. He had previously served in such positions from 1983 through 1992 and 1996 through 2000.

         JAMES T. GREENFIELD has been a director since December 1997. Mr. Greenfield had previously served as Secretary and Treasurer of the Company from 1992 to 1996. From 1982 through the present, Mr. Greenfield has served as the President of Stone Fabrics, Inc., a wholesaler of fabrics. Mr. Greenfield is the brother-in-law of Mr. Pomije.

         ED HAVLIK has been a director since February 1998. Since 1990, Mr. Havlik has served as National Sales Manager for Panasonic Multimedia Division.

         PIERCE A. MCNALLY became a Director of the Company on June 4, 2001. Mr. NcNally is Chairman of Minnetonka-based LockerMate Corporation and advisor to numerous emerging growth businesses. He served as Minnesota American's Chairman of the Board, Chief Executive Officer and Secretary from October 1994 until January 2000 when Minnesota American was merged with CorVu Corporation. He is also a Director of several companies and is a graduate of Stanford University and the University of Wisconsin Law School. He will assist the Company on matters pertaining to valuation, strategic direction and corporate finance.

         Board Meetings and Committees. The Board of Directors did not hold any meetings during the year, but did conduct business by written action several times. The Board of Directors does not have any standing committees.

         Compensation of Directors. To date, we have not paid any cash compensation to our directors for their services as directors. This policy could change if we become profitable.

         In July 1999, we issued 5,000 shares of our Common Stock to Ed Havlik as partial consideration for his service on the Board. Such shares were valued at $12,500 as of the date of issuance. In August 2001, we issued 20,000 options to purchase common stock to Mr. Havlik as partial consideration for his service on the Board.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL OF THE NOMINEES LISTED ABOVE.


                             EXECUTIVE COMPENSATION

         Summary Compensation Table. The following table sets forth certain information regarding compensation paid during each of our last three fiscal years to our chief executive officer, who is the only executive officer whose total annual compensation in fiscal 2002 (based on salary and bonus) exceeded $100,000 (the "Named Executive Officer").

                                Annual Compensation
                                -------------------
Name and                        Fiscal                         Other Annual
Principal Positions             Year               Salary      Compensation(1)
---------------------------     ---------         ---------    ---------------
Richard A. Pomije               2002              $146,515        $13,323
  President and Chief           2001               193,115         16,908
  Executive Officer             2000               102,655         18,757

(1) Automobile expenses.


         STOCK OPTIONS. No options were granted to or exercised by the Named Executive Officer in fiscal 2002, and he held no options at the close of fiscal 2002.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16 of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder require the Company's officers, directors, and holders of 10% or more of its outstanding common stock to file certain reports with the Securities and Exchange Commission. To the Company's best knowledge, based solely on information provided by the reporting individuals, all of the reports required to be filed by these individuals were filed.

                                 PROPOSAL NO. 2

         Subject to ratification by the shareholders, the Board of Directors has appointed Virchow, Krause & Company, LLP as independent auditors of the Company for the 2003 fiscal year. Virchow, Krause & Company, LLP has provided this function for the Company since February 2001.


                     RELATIONSHIP WITH INDEPENDENT AUDITORS

   Fees billed to Company by Virchow, Krause & Company, LLP during Fiscal 2002

         Audit Fees:

         Audit fees billed to the Company by Virchow, Krause & Company, LLP during the Company's 2002 fiscal year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $20,395.

         Financial Information Systems Design and Implementation Fees:

         The Company did not engage Virchow, Krause & Company, LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended February 28, 2002.

         All Other Fees:

         Fees billed to the Company by Virchow, Krause & Company, LLP during the Company's 2002 fiscal year for all other non-audit services rendered to the Company, including tax related services, totaled $0.

         The Board of Directors has reviewed the fees billed to Virchow, Krause & Company, LLP during fiscal year 2002 and, after consideration, has determined that the receipt of these fees by Virchow, Krause & Company, LLP is compatible with Virchow, Krause & Company, LLP's maintaining its independence.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION
OF THE APPOINTMENT OF AUDITORS.                             ---

         We are not aware that any matter other than those described in the Notice of Meeting that will be presented for action at the Meeting. If, however, other matters do properly come before the Meeting, it is the intention of Mr. Pomije (the person named as proxy) to vote the proxied shares in accordance with his best judgment on such matters.

         Representatives of Virchow, Krause & Company are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and would be available to respond to appropriate questions.


                  SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

         The Company's 2003 Annual Meeting of Shareholders is expected to be held on or about August 5th, 2003, and proxy materials in connection with that meeting are expected to be mailed on or about June 15, 2003. Pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934, in order to be included in the Company's proxy materials for the 2003 Annual Meeting, shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before March 13, 2003.

         Rule 14a-4(c) promulgated under the Securities and Exchange Act of 1934 governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which the stockholder has not sought to include in the Company's proxy statement. The Rule provides that if a proponent of a proposal fails to notify the Company at least 45 days before the date of mailing of the prior year's proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

                             ADDITIONAL INFORMATION

         A copy of the Company's Report to Shareholders for the fiscal year ended February 28, 2002, accompanies this Notice of Annual Meeting and Proxy Statement.


         You may request a copy of our annual report on Form 10-KSB, without charge, excluding all exhibits, except that if we have incorporated an exhibit in this proxy statement, the exhibit will also be provided without charge. You may obtain our Form 10-KSB by requesting it in writing or by telephone from us at the following address:


                             Office of the Secretary
                             eNetpc, Inc.
                             6825 Shady Oak Road
                             Eden Prairie, MN 55344
                             Telephone: (952) 943-1598



                             By Order of the Board of Directors



                             Richard A. Pomije
                             President, Chief Executive Officer & Secretary
                                  eNETPC, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                August 6th, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard A. Pomije, proxy, with full power of substitution, to vote all shares of Common Stock of eNetpc, Inc. (the "Company") which the undersigned is entitled to vote at the 2002 Annual Meeting of Shareholders to be held at the Courtyard by Marriott, 11391 Viking Dr. in Eden Prairie, Minnesota 55344 on August 6th, 2002 at 2:00 PM, Central Daylight Time, and at any adjournment thereof, as directed below with respect to the proposals set forth below, all as more fully described in the Proxy Statement, and upon any other matter that may properly come before the meeting or any adjournment thereof.

         1.       ELECTION OF DIRECTORS:

           FOR all nominees listed            WITHHOLD AUTHORITY to vote for
           below (except as marked to         all nominees listed below
           the contrary below)

 Richard A. Pomije     James T. Greenfield      Ed Havlik      Pierce A. McNally

(INSTRUCTION: To withhold authority for any individual nominee, write that nominee's name in the space provided below.)


         2. AFFIRM THE DECISION TO RETAIN VIRCHOW, KRAUSE & COMPANY AS THE COMPANY INDEPENDENT AUDITORS.

         3.       FOR                 AGAINST               ABSTAIN

         4.       UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE
                  MEETING.

The power to vote by this proxy may be exercised by Richard A. Pomije, or his substitute, who is present and acting at said Annual Meeting or any adjournment of said Annual Meeting. The undersigned hereby revokes any and all prior proxies given by the undersigned to vote at this Annual Meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDER'S INSTRUCTIONS. IF THE SHAREHOLDER EXECUTES THIS PROXY BUT DOES NOT PROVIDE INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR THE ELECTION OF PROPOSED DIRECTORS AND FOR THE AFFIRMATION OF VIRCHOW, KRAUSE & COMPANY AS THE INDEPENDENT AUDITORS.

It is urgent that each shareholder complete, date, sign, and mail this Proxy as soon as possible.


                                        Dated: _________________, 2002


                                       x______________________________
                                                  Signature

                                       x______________________________
                                          Signature if held jointly

                                    (Shareholder must sign exactly as the name appears at left. When signed as a corporate officer, executor, administrator, trustee, guardian, etc., please give full title as such. Both joint tenants must sign.)